SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K
                                   ___________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 28, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           WYOMING                       000-24262              91-1363905

(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)   (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                    c/o St. James Resource Management Limited
                                16 Hanover Square
                         London, W1S 1HT, United Kingdom
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 44 207 408 9451
                            (ISSUER TELEPHONE NUMBER)


                            (FORMER NAME AND ADDRESS)

         ===============================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 28, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement (the "Agreement") by and among Great West Gold, Inc., a Wyoming corporation ("Great West") and Sentinel Resources, Inc. a Wyoming corporation ("Sentinel"), Great West sold all of its shares of its wholly owned subsidiary, Golden Sierra Limited, to Sentinel in consideration for 200,000,000 shares of the Sentinel common stock.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Great West sold all of the outstanding shares of Golden Sierra Limited for a total of 200,000,000 shares of Sentinel's common stock. Western Gold Limited owns 100% of certain mineral rights relating to the Mockingbird, Great West Hall and Pocahontas gold mining prospects in Mohave County, Arizona. The mining title consists of 2,500 acres of mineral rights comprising a number of federal claims with 3 lode deposits and 16 placer deposits, as well as the Mockingbird Claims. Significantly, these include the 4 existing mines Mockingbird, Great West, Hall (Dandy) and Pocahontas, all of which contributed significantly to the past gold production in this important gold producing mining district. Upon completion of the acquisition, Golden Sierra Limited became the sole asset of Sentinel.

Pursuant to the Agreement, the 200,000,000 Sentinel shares were issued to Great West in the following manner: 102,000,000 shares to Western Diversified Mining Resources, Inc. a wholly owned subsidiary of Great West and the balance of 98,000,000 shares to the shareholders of Great West Gold.

ITEM 8.01 OTHER EVENTS

On November 1, 2005, Great West agreed to distribute its 98,000,000 shares of Sentinel Resources, Inc. to its shareholders of record as of November 14, 2005. Such shares shall be issued to the shareholders of record pro rata so that for each share of Great West Gold, Inc. common stock owned on the record date.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)       Financial Statements of Business Acquired.


          Not Applicable

(b)       Pro Forma Financial Information.


          Not Applicable

(c)       Exhibits.


10.1 Stock Purchase Agreement dated October 28, 2005 between Sentinel Resources, Inc. and Great West Gold, Inc.

10.2 Project Acquisition Agreement dated October 6, 2005 between Golden Sierra Limited and Searchlight Exploration, LLC.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                      GREAT WEST GOLD, INC.

                       By: /s/ Richard Axtell
                          -------------------
                          Richard Axtell
                          President


Dated: November 1, 2005



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